PROMISSORY NOTE

Date:                         July 25, 2002

Maker:                        Inn-Vestors, Inc.
                              a Nevada corporation

Maker's Mailing Address:      6060 North Central Expressway, Ste. 560, No. 7
                              Dallas, TX 75206

Payee:                        Douglas A. Larson

Place for Payment:            2710 Shady Pine Lane
                              Menomoniee, Wisconsin 54751

Principal Amount:             $475,000.00

Annual Interest Rate on
Unpaid Principal from Date:   9.0%

Annual Interest Rate on
Matured, Unpaid Amounts:      15.0%

Terms of Payment
(Principal and Interest):     The Principal  Amount plus all accrued  interest
                              shall be due and payable on or before October 25,
                              2002

Security for Payment:         Real property described as Lots 42 through 46,
                              both inclusive and the South 19.5 feet of Lot 41, Block 1, of the Satterwhite Addition, an addition to the City of El Paso, El Paso County, Texas

         Maker promises to pay to the order of Payee at the place for payment and according to the terms of payment the Principal Amount plus all accrued interest. All unpaid amounts shall be due by the final scheduled payment date.

         On default in the payment of this Note, the unpaid principal balance shall become immediately due at the election of Payee. Maker and each surety, endorser, and guarantor waive all demands for payment, presentation for payment, notices of intention to accelerate maturity, notices of acceleration of maturity, protests, and notices of protest. Notwithstanding anything contained herein to the contrary, or in any other document securing this Note or the loan evidenced hereby, the holder hereof hereby agrees that default shall not be deemed to have occurred, nor shall the holder hereof exercise any of its rights an remedies in the event of default, until the failure of Maker to cure such default in nonmonetary in nature] after receipt of written notice thereof from the holder hereof.

         If this Note or any instrument securing or collateral to it is given to an attorney for collection or enforcement, or if suit is brought for collection or enforcement, or if it is collected or enforced through probate, bankruptcy, or other judicial proceedings, Maker shall pay Payee all costs of collection and enforcement, including reasonable attorney's fees and court costs, in addition to other amounts due.

         Maker may prepay all or part of the Principal Amount at any time without notice or penalty.

         When the context requires, singular nouns and pronouns include the plural.

         This Note shall be governed by and construed in accordance with the laws of the State of Texas.

         All notices given or requird by this Note shall be hand delivered or sent by United States Mail, certified, return receipt requested, postage prepaid, addressed to Maker or Payee, as applicable, at the addresses set forth above, or at such other address, as the parties give notice as herein provided. All notices given other than by hand delivery shall be deemed effective three
(3) days after deposit in the United States Mail, as aforesaid. All notices given by hand delivery shall be effective when received by the addressee named therein.

         Notwithstanding the promise to pay contained herein and notwithstanding any of the other provisions of this Note or any other instrument evidencing or securing the payment of this Note, Make and its successors and assigns shall have no personal, corporate, or partnership liability (except to the extent of Maker's interest in the real property described above securing this Note) for the indebtedness and obligations of Maker under this Note or any other instrument securing this Note or the loan evidenced hereby or for the accrued and unpaid interest on this Note, and the sole right and remedy of the holder hereof for nonpayment of any sum or nonperformance of any provision hereunder or under any other instrument evidencing or securing the payment of this Note shall be the right to foreclose on Makers interest in the real property described above, without the right to a deficiency or personal judgement against Maker and its successors and assigns, and neither Payee nor any subsequent holder of this Note shall seek by complaint, judgement, or otherwise to obtain or recover any deficiency or any other amount due under this Note, nor shall any judgement rendered on this Note or any instrument securing this Note be executed against or be a lien upon any real or personal property of Maker other than the real property securing this Note.

         Executed to be effective as of the date first above written.


                                 Maker:

                                 Inn-Vestors, Inc.,
                                 a Nevada corporation

                                 By: /s/ Brandon Walters
                                    -------------------------------
                                    Brandon Walters, Vice President